SUBJECT TO REVISION
SERIES TERM SHEET DATED JANUARY 17, 2001


[LOGO]
BOMBARDIER
CAPITAL
                                 $[285,263,000]

             Bombardier Capital Mortgage Securitization Corporation
                                    Depositor

                            Bombardier Capital Inc.,
                               Seller and Servicer

          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2001-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2001-A. The Series Term Sheet has been prepared by Bombardier Capital Mortgage Securitization Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, JP Morgan nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND DECLARED EFFECTIVE. THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.

Credit Suisse First Boston                                             JP Morgan

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

OFFERED CERTIFICATES

                           -----------------------------------------------------------

                                                  CLASS A     CLASS M-1    CLASS M-2
                           -----------------------------------------------------------

                           -----------------------------------------------------------
                           Amount:(1)            $243,122,000 $24,312,000  $17,829,000
                           -----------------------------------------------------------
                           Type:                    Fixed        Fixed        Fixed
                           -----------------------------------------------------------
                           Coupon:(2)               [TBD]%       [TBD]%      [TBD]%
                           -----------------------------------------------------------
                           Approx. Price            [TBD]%       [TBD]%      [TBD]%
                           -----------------------------------------------------------
                           Yield (%):               [TBD]%       [TBD]%      [TBD]%
                           -----------------------------------------------------------
                           Spread (bps):             TBD          TBD          TBD
                           -----------------------------------------------------------
                           Avg Life                  5.05         9.92         9.92
                           (To Call):(3)
                           -----------------------------------------------------------
                           Avg Life                  5.46        11.01        10.94
                           (To Mat):
                           -----------------------------------------------------------
                           1st Prin Pymt            02/01        02/06        02/06
                           (To Call):(3)
                           -----------------------------------------------------------
                           Last Prin Pymt           05/14        05/14        05/14
                           (To Call):(3)
                           -----------------------------------------------------------
                           Last Prin Pymt           11/23         06/22       04/21
                           (To Mat):
                           -----------------------------------------------------------
                           Stated Mat:              12/30(5)     12/30(5)    12/30(5)
                           -----------------------------------------------------------
                           Expected Settlement:      TBD          TBD          TBD
                           -----------------------------------------------------------
                           Payment Delay:          14 days      14 days      14 days
                           -----------------------------------------------------------
                           Interest Payment         30/360       30/360      30/360
                           Basis:
                           -----------------------------------------------------------
                           Dated Date:              1/1/01       1/1/01      1/1/01
                           -----------------------------------------------------------
                           Ratings                 Aaa/AAA       Aa2/AA       A2/A
                           (Moody's/Fitch):(4)
                           -----------------------------------------------------------
                           Pricing Date:             TBD          TBD          TBD
                           -----------------------------------------------------------
                           Prepayment Speed:       180% MHP     180% MHP    180% MHP
                           -----------------------------------------------------------

(1) The initial principal amount of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
(2) The lesser of the specified rate per annum or the Weighted Average Net Asset Rate for the related Distribution Date.
(3)  Assumed 15% Optional Termination is exercised.
(4) It is a condition to the issuance of the Certificates that they be rated as above. A security rating is not a recommendation to buy, sell, or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.
(5) The Final Stated Maturity Date is the maturity date of the Asset with the latest stated maturity.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


Title of Securities:       Bombardier Capital Mortgage Securitization Corporation
                           Senior/Subordinate Pass-Through Certificates, Series 2001-A

                           Class A, Class M-1, Class M-2, Class B-1, and Class
                           B-2 Certificates.

Offered Certificates:      Class A, Class M-1, and Class M-2 Certificates.

Other Certificates:        Class B-1, Class B-2 , Class X and Class R
                           Certificates. The Class B-1 Certificates will have an
                           initial Certificate Principal Balance of $12,967,000.
                           The Class B-2 Certificates will have an initial
                           Certificate Principal Balance of $16,208,000.

Seller & Servicer:         Bombardier Capital Inc.

Depositor:                 Bombardier Capital Mortgage Securitization
                           Corporation.

Underwriters:              Credit Suisse First Boston Corporation (lead manager)
                           JP Morgan (co-manager)

Trustee:                   Bank One, NA

Credit Enhancement:        1) Excess interest
                           2) Overcollateralization
                           3) Subordination

Overcollateralization:     Excess interest collections will be applied, to the
                           extent available, to make accelerated payments of
                           principal on the Certificates until the Target
                           Overcollateralization Amount has been achieved and
                           maintained. The "Target Overcollateralization Amount"
                           generally shall mean, (i) for any Distribution Date
                           prior to the Cross-over Date, 5.00% of the Pool
                           Scheduled Principal Balance as of the Cut-off Date
                           and (ii) for any other Distribution Date, the lesser
                           of (x) 5.00% of the Pool Scheduled Principal Balance
                           as of the Cut-off Date and (y) 8.75% of the Pool
                           Scheduled Principal Balance for the next succeeding
                           Distribution Date; provided, however, that in no
                           event shall the Target Overcollateralization Amount
                           be less than 1.25% of the Pool Scheduled Principal
                           Balance as of the Cut-off Date. On the Closing Date,
                           the initial overcollateralization amount shall equal
                           approximately 3.00% of the Pool Scheduled Principal
                           Balance as of the Cut-off Date.

Subordination:
                           ------------------------------------------------------------------
                                                             RATING
                           CLASS                        (MOODY'S/FITCH)      SUBORDINATION
                           ------------------------------------------------------------------

                           Class A                          Aaa/AAA                 27.00%
                           ------------------------------------------------------------------

                           Class M-1                         Aa2/AA                 19.50%
                           ------------------------------------------------------------------

                           Class M-2                          A2/A                  14.00%
                           ------------------------------------------------------------------

                           Class B-1                        Baa2/BBB                10.00%
                           ------------------------------------------------------------------

                           Class B-2                         Ba2/BB                  5.00%
                           ------------------------------------------------------------------

                           Overcollateralization                           3.00% -- 5.00%
                           ------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------

Class Sizes:
                           ------------------------------------------------------------------
                                                             RATING
                           CLASS                        (MOODY'S/FITCH)       CLASS SIZE
                           ------------------------------------------------------------------

                           Class A                          Aaa/AAA                 75.00%
                           ------------------------------------------------------------------

                           Class M-1                        Aa2/AA-                  7.50%
                           ------------------------------------------------------------------

                           Class M-2                         A2/A                    5.50%
                           ------------------------------------------------------------------

                           Class B-1                        Baa2/BBB                 4.00%
                           ------------------------------------------------------------------

                           Class B-2                         Ba2/BB                  5.00%
                           ------------------------------------------------------------------

Collateral:                Fixed rate manufactured housing contracts and loans.

Cut-off Date:              January 1, 2001

Distribution Date:         The 15th day of each month, (or if such fifteenth
                           day is not a business day, the next succeeding
                           business day) commencing in February 15, 2001.
                           With respect to each Distribution Date, other
                           than the first Distribution Date, the close of
                           business on the last business day of the month
                           preceding the month in which such Distribution Date
                           occurs, and with respect to the first Distribution
                           Date, the close of business on the Closing Date
                           (each, a "Record Date").

Collection Period:         With respect to any Distribution Date, the calendar
                           month immediately preceding the calendar month in
                           which such Distribution Date occurs.

Cross-over Date:           The later to occur of (a) the Distribution Date
                           occurring in February 2006 or (b) the first
                           Distribution Date on which the then-current credit
                           enhancement for the Class A Certificates is equal to
                           or exceeds [1.89] times the initial credit
                           enhancement for the Class A Certificates.

Clean-up Call:             Subject to certain restrictions, the Servicer
                           or the holders of a majority in interest of the Class
                           R Certificates will have the option (but not the
                           obligation) to purchase all of the trust assets at
                           any time after the aggregate unpaid principal balance
                           of all certificates is reduced to less than or equal
                           to 15% of their aggregate unpaid principal amount as
                           of the cut-off date.

Auction Sale:              If neither the Servicer nor the Residual Majority
                           exercises its optional termination right within
                           90 days after it first becomes eligible to do so,
                           the Trustee shall solicit bids for the purchase
                           of all Assets then outstanding and all other property
                           in the Trust. In the event that satisfactory bids are
                           received, the sale proceeds will be distributed to
                           Certificateholders.

Interest Accrual:          With respect to each Distribution Date, the
                           calendar month preceding the month in which the
                           Distribution Date occurs (each, an "Interest Accrual
                           Period"). Interest will be calculated on the basis of
                           a 360-day year consisting of twelve 30-day months.

Denominations:             The Offered Certificates will be Book-Entry
                           Certificates only, and will be issued in minimum
                           denominations of $1,000 and integral multiples of $1
                           in excess thereof in the case of the Class A
                           Certificates and $25,000 and integral multiples of $1
                           in excess thereof in the case of the Class M
                           Certificates.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


DESCRIPTION OF OFFERED CERTIFICATES

Total Size:                $ [285,263,000] (approximate)

Available Distribution
Amount:                    The "Available Distribution Amount" for a Distribution Date generally will include
                           (1)(a) Monthly Payments of principal and interest due on the Assets during the related
                           Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the
                           Assets during the related Collection Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and net insurance proceeds, less (2)(a) Servicing
                           Fees for the related Collection Period, (b) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (c) amounts required to reimburse the Servicer for certain reimbursable expenses in accordance with the Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the preceding Distribution Date, and (e) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the
                           Agreement.

Distributions:             Distributions to Certificateholders generally will be applied first to the payment of interest, second to the payment of any principal due on any prior Distribution Date but unpaid, and third, if any principal is then due, to the payment of principal of the related Class of Certificates. The principal amounts generally will be distributed to the extent of the Available Distribution Amount after payment of interest and interest shortfalls on the Certificates, first to the Class A Certificateholders and then to each
                           Class of Subordinate Certificateholders based on their respective priorities (i.e., first to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class B-1 Certificateholders and then to the Class B-2 Certificateholders). Prior to the Cross-over Date or on any Distribution Date as of which the Principal Distribution
                           Tests are not met, principal will be allocated solely to the Class A Certificates;
                           otherwise principal will be allocated pro rata among the Class A, the Class M-1, the
                           Class M-2, and the Class B Certificates.  Principal allocated to the Class B Certificates will be sequentially to the Class B-1 and the Class B-2 Certificates.

Cashflow Priority:         (1) first, to the Class A Certificates, (a) first, the related Interest Distribution
                               Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                           (2) second, to the Class M-1 Certificates, (a) first, the related Interest Distribution
                               Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                           (3) third, to the Class M-2 Certificates, (a) first, the related Interest Distribution
                               Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                           (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest Distribution
                               Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                           (5) fifth, to the Class B-2 Certificates, (a) first, the related Interest Distribution
                               Amount for such Distribution Date and (b) second, any Interest Distribution Amounts remaining unpaid from previous Distribution Dates, plus interest on this carryover amount, if any, for such Distribution Date;

                           (6) sixth, to the Class A Certificates, the related Principal Distribution Shortfall
                               Carryover Amount, if any, for such Distribution Date;

                           (7) seventh, to the Class A Certificates, the Class A Principal Distribution Amount until the Certificate Principal Balance is reduced to zero;



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                           (8) eighth, to the Class M-1 Certificates, (a) first, any related Writedown Interest
                               Distribution Amount for such Distribution Date, (b) second, any related Carryover
                               Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                               Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                           (9) ninth, to the Class M-2 Certificates, (a) first, any related Writedown Interest
                               Distribution Amount for such Distribution Date, (b) second, any related Carryover
                               Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                               Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero;

                          (10) tenth, to the Class B-1 Certificates, (a) first, any related Writedown Interest
                               Distribution Amount for such Distribution Date, (b) second, any related Carryover
                               Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                               Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero;

                          (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown Interest
                               Distribution Amount for such Distribution Date, (b) second, any related Carryover
                               Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                               Principal Distribution Amount until the Class B-2 Certificate Principal Balance is reduced to zero;

                          (12) twelfth, sequentially, to the Class A, Class M-1, Class M-2, Class B-1 and Class B-2
                               Certificates, the Accelerated Principal Distribution Amount for such Distribution Date until the Certificate Principal Balance of each class is reduced to zero;

                          (13) thirteenth, to the Class X Certificates, in the following sequential order: (i) the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous
                               Distribution Dates remaining unpaid; and

                          (14) finally, any remainder to the Class R Certificates.


PRINCIPAL DISTRIBUTION IF PRINCIPAL DISTRIBUTION TESTS ARE SATISFIED:


----------------------------------------------

               Class A (AAA/Aaa)

----------------------------------------------
                          Class M-1 (AA/Aa2)
----------------------------------------------
    5-Year Lockout         Class M-2 (A/A2)
----------------------------------------------
                         Class B-1  Class B-2
                        (BBB/Baa2)  (BB/Ba2)
----------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------



PRINCIPAL DISTRIBUTION IF PRINCIPAL DISTRIBUTION TESTS ARE NOT SATISFIED:



---------------------------------------------------------------

    Class A    Class M-1   Class M-2    Class B-1    Class B-2
   (AAA/Aaa)   (AA/Aa2)      (A/A2)    (BBB/Baa2)    (BB/Ba2)

---------------------------------------------------------------



Principal Distribution
Tests:                     The Average 60-Day Delinquency Ratio is less than or equal to [5.5%], Average 30-Day
                           Delinquency Ratio is less than or equal to [8.5%], the Current Realized Loss Ratio is less than or equal to [3.0%]; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date Pool Principal Balance set forth below:
                                   [7%] February [2006] through January [2007],
                                   [8%] February [2007] through January [2008],
                                   [9.5%] February [2008] through July [2009], and
                                   [10.5%] thereafter.

Realized Losses on
Liquidated Assets:         The Principal Distribution Amount for any Distribution Date is intended to include the
                           Scheduled Principal Balance of each Asset that became a Liquidated Asset during the preceding calendar month. A Realized Loss will be incurred on a Liquidated Asset in the amount, if any, by which the Net Liquidation Proceeds from such Liquidated Asset are less than the Unpaid Principal Balance of such Liquidated Asset, plus accrued and unpaid interest thereon (to the extent not covered by Servicing Advances, if any, with respect to such Liquidated Asset), plus amounts reimbursable to the Servicer for previously unreimbursed Servicing Advances. The amount of the Realized Loss, if any, in excess of the sum of (1) the amount of interest collected on the nondefaulted Assets in excess of certain Interest Distribution Amounts and Carryover Interest Distribution Amounts required to be distributed on the Class A, Class M and Class B Certificates and any portion of such interest required to be paid to the servicer as servicing compensation ("Excess Interest")
                           and (2) the Current Overcollateralization Amount will be allocated to the Subordinated
                           Certificates as a Writedown Amount in reduction of their respective Certificate Principal
                           Balances as described below.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


Allocation of
Writedown Amounts:         The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after taking into account all distributions to be made on such Distribution Date, exceeds the Pool Scheduled Principal
                           Balance of the Assets for the next Distribution Date. The Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:

                            (1)   first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted
                                  Certificate Principal Balance of such Class until it has been reduced to zero;

                            (2)   second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted
                                  Certificate Principal Balance of such Class until it has been reduced to zero;

                            (3)   third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted
                                  Certificate Principal Balance of such Class until it has been reduced to zero; and

                            (4)   fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted
                                  Certificate Principal Balance of such Class until it has been reduced to zero.

Advances:                  For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I
                           Advance") in respect of any delinquent Monthly Payment on any Asset that was due during the related Collection Period that will, in the Servicer's judgment, be recoverable from late payments on or Liquidation Proceeds from such Asset. The Servicer will also be obligated to make Advances ("Servicing Advances" and, together with P&I Advances,
                           "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing
                           Advances recoverable out of Liquidation Proceeds from the related Asset or from collections on the related Asset. P&I Advances and Servicing Advances generally are reimbursable to the Servicer.

Certain Federal Income
Tax Consequences:          For federal income tax purposes, the Trust will be treated as one or more real estate mortgage investment conduits ("REMIC"). The Class A, Class M, Class B and Class X
                           Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in a REMIC for federal income tax purposes.

ERISA Considerations:      All classes of Offered Certificates are expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the
                           Code of the Plan's acquisition and ownership of such Certificates.

Legal Investment
Considerations:            The Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). THE CLASS M-2
                           CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH
                           CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NATIONALLY
                           RECOGNIZED RATING AGENCY.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


Prospectus:                The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                           Supplement (together, the "Prospectus"). Complete information with respect to the
                           Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

The Assets:                The Trust will consist of (1) manufactured housing installment sales contracts
                           (collectively, the "Contracts") secured by security interests in Manufactured Homes, and
                           (2) mortgage loans secured by first liens on the real estate on which the related
                           Manufactured Homes are deemed permanently affixed (the "Mortgage Loans" and collectively with the Contracts, the "Assets"). The description of the Asset Pool in this series term sheet summarizes certain approximate characteristics of the Asset Pool as of January 1,
                           2001.

                           The Asset Pool consists of 8,394 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of $324,163,208.88. Approximately 9.27% of the Asset Pool is secured by real estate property. As of the Cut-off Date, the Assets were secured by Manufactured
                           Homes or Mortgage Properties located in 34 states, and approximately 21.48%, 10.45%,
                           9.43%, 7.67%, 7.57%, 7.27% and 7.14% of the Assets were secured by Manufactured Homes located in Texas, California, Florida, Alabama, Georgia, North Carolina, and South
                           Carolina respectively (based on property addresses of the Obligors on the Assets as of the
                           Cut-off Date). Monthly Payments of principal and interest on the Assets will be due on various days throughout each Collection Period (each a "Due Date"). The annual percentage rates on the Assets ranged from 7.25% to 19.25%, with a weighted average of approximately
                           12.10%, as of the Cut-off Date. The Assets had remaining terms to stated maturity as of the Cut-off Date of at least 50 months but not more than 360 months and original terms to stated maturity of at least 60 months but not more than 360 months.

SUMMARY COLLATERAL INFORMATION
------------------------------
Total Collateral Amount:                                       $324,163,208.88
Average Unpaid Prin. Balance:                                       $38,618.44
Maximum Original Balance:                                          $162,469.99
Weighted Average Collateral Coupon:                                      12.10%
Coupon Range:                                                     7.25% -19.25%
Weighted Average Scheduled Remaining Term:                                 288
Weighted Average Original Term (months):                                   294
Weighted Average LTV:                                                   87.51%
New:                                                                    79.44%
Used:                                                                   20.56%
Multi-wide:                                                             66.09%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


TOTAL COLLATERAL   $324,163,208.88

CUT OFF DATE OF TAPE:  1/1/01

--------------------------------------------------------------------------------

Number of Loans:                                                                  8,394

Aggregate Unpaid Principal Balance:                                     $324,163,208.88
Aggregate Original Principal Balance:                                   $325,854,262.94
Weighted Average Gross Coupon:                                                    12.10%
Gross Coupon Range:                                                      7.25% to 19.25%
----------------------------------------------------------------------------------------


Average Unpaid Principal Balance:                                           $38,618.44
Average Original Principal Balance:                                         $38,819.90

Maximum Unpaid Principal Balance:                                          $160,730.59
Minimum Unpaid Principal Balance:                                            $2,116.81

Maximum Original Principal Balance:                                        $162,469.99
Minimum Original Principal Balance:                                          $7,323.45

W.A. Scheduled Rem. Term (Cut-off Date to Mat Date):                            288.16
Stated Rem Term Range:                                                 50.00 to 360.00

W.A. Age (based on Scheduled Dates):                                              6.22
Age Range:                                                              0.00 to  32.00

Weighted Average Original Term:                                                 294.38
Original Term Range:                                                   60.00 to 360.00

Weighted Average Original LTV:                                                   87.51
Original LTV Range:                                                   16.19% to  99.67%
----------------------------------------------------------------------------------------

Greatest Zip Code Concentration:
 ZIP Code Number  77535                                  0.27%                 $865,535

New and Used Concentration:
   New                                                  79.44%             $257,531,364
   Used                                                 20.56%              $66,631,845

Section Distribution:
   Multi-section                                        66.09%             $214,228,559
   Single-section                                       33.91%             $109,934,650



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION


----------------------------------------------------------------------------------------------------------
                                                                                  Percentage of Total
                                     Number of        Aggregate Principal           (by Outstanding
                 State               Contracts        Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
Alabama                                   714              $24,856,960.10                    7.67%
Arizona                                   147                6,664,169.24                    2.06
Arkansas                                  366               12,892,591.15                    3.98
California                                784               33,872,748.10                   10.45
Colorado                                   94                3,530,417.75                    1.09
Florida                                   700               30,560,277.31                    9.43
Georgia                                   655               24,552,839.92                    7.57
Idaho                                       1                   96,828.29                    0.03
Illinois                                    6                  249,605.96                    0.08
Indiana                                    16                  837,411.94                    0.26
Iowa                                        3                   86,156.25                    0.03
Kansas                                      6                  289,838.33                    0.09
Kentucky                                  127                4,263,399.51                    1.32
Louisiana                                 306               11,430,201.04                    3.53
Michigan                                   22                1,048,748.83                    0.32
Mississippi                               407               13,923,975.88                    4.30
Missouri                                  169                6,095,587.16                    1.88
Montana                                    17                  743,077.80                    0.23
Nevada                                     39                1,728,417.97                    0.53
New Mexico                                225                9,330,327.80                    2.88
North Carolina                            626               23,559,876.31                    7.27
Ohio                                        4                  271,688.64                    0.08
Oklahoma                                  134                4,994,522.39                    1.54
Oregon                                     18                  691,035.05                    0.21
Pennsylvania                               47                1,313,633.69                    0.41
South Carolina                            635               23,132,987.18                    7.14
South Dakota                                1                   15,856.26                    0.00
Tennessee                                 286               10,095,239.40                    3.11
Texas                                   1,749               69,644,468.83                   21.48
Utah                                        4                  177,933.56                    0.05
Virginia                                   53                1,890,064.63                    0.58
Washington                                 11                  442,437.97                    0.14
West Virginia                              17                  683,942.58                    0.21
Wyoming                                     5                  195,942.06                    0.06
----------------------------------------------------------------------------------------------------------
TOTAL                                   8,394             $324,163,208.88                  100.00%
----------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------

YEARS OF ORIGINATION OF CONTRACTS

----------------------------------------------------------------------------------------------------------
                                                                                  Percentage of Total
                                     Number of        Aggregate Principal           (by Outstanding
         Contract Date               Contracts        Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
                 1998                         5                 $233,079.14                 0.07%
                 1999                       418               21,540,891.00                 6.65
                 2000                     7,971              302,389,238.74                93.28
----------------------------------------------------------------------------------------------------------
TOTAL                                     8,394             $324,163,208.88               100.00%
----------------------------------------------------------------------------------------------------------


DISTRIBUTION OF ORIGINAL AMOUNTS

---------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
                                      Number of         Aggregate Principal           (by Outstanding
   Original Asset Balance             Contracts         Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
$     0.01  - $ 10,000.00                 16                   $136,180.79                 0.04%
$ 10,000.01 - $ 15,000.00                251                  3,093,233.73                 0.95
$ 15,000.01 - $ 20,000.00                368                  6,426,058.21                 1.98
$ 20,000.01 - $ 25,000.00                844                 19,068,313.33                 5.88
$ 25,000.01 - $ 30,000.00              1,260                 34,622,308.77                10.68
$ 30,000.01 - $ 35,000.00              1,299                 41,927,342.56                12.93
$ 35,000.01 - $ 40,000.00              1,064                 39,530,705.86                12.19
$ 40,000.01 - $ 45,000.00                798                 33,697,109.09                10.40
$ 45,000.01 - $ 50,000.00                729                 34,449,857.23                10.63
$ 50,000.01 - $ 55,000.00                525                 27,386,833.64                 8.45
$ 55,000.01 - $ 60,000.00                445                 25,535,607.91                 7.88
$ 60,000.01 - $ 65,000.00                276                 17,141,474.04                 5.29
$ 65,000.01 - $ 70,000.00                165                 11,107,450.18                 3.43
$ 70,000.01 - $ 75,000.00                116                  8,357,792.35                 2.58
$ 75,000.01 - $ 80,000.00                 61                  4,713,678.88                 1.45
$ 80,000.01 - $ 85,000.00                 43                  3,529,926.54                 1.09
$ 85,000.01 - $ 90,000.00                 39                  3,373,852.19                 1.04
$ 90,000.01 - $ 95,000.00                 20                  1,843,180.26                 0.57
$ 95,000.01 - $100,000.00                 20                  1,942,572.33                 0.60
$100,000.01 - $105,000.00                 14                  1,428,867.03                 0.44
$105,000.01 - $110,000.00                 12                  1,290,187.15                 0.40
$110,000.01 - $115,000.00                  9                  1,003,300.56                 0.31
$115,000.01 - $120,000.00                  8                    939,570.43                 0.29
$120,000.01 - $125,000.00                  5                    607,119.98                 0.19
$130,000.01 - $135,000.00                  1                    133,819.44                 0.04
$135,000.01 - $140,000.00                  3                    411,800.86                 0.13
$150,000.01+                               3                    465,065.54                 0.14
-----------------------------------------------------------------------------------------------------------
TOTAL                                  8,394               $324,163,208.88               100.00%
-----------------------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
                                      Number of         Aggregate Principal           (by Outstanding
     Range of LTV                     Contracts         Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
50%  or less                              45                 $1,248,652.68                 0.39%
51%  to  55%                              23                    652,000.42                 0.20
56%  to  60%                              37                  1,100,335.88                 0.34
61%  to  65%                              76                  3,236,173.80                 1.00
66%  to  70%                             107                  5,651,438.49                 1.74
71%  to  75%                             179                  9,581,175.16                 2.96
76%  to  80%                             576                 23,105,630.66                 7.13
81%  to  85%                             950                 36,539,994.40                11.27
86%  to  90%                           5,046                190,809,111.98                58.86
91%  to  95%                           1,257                 47,259,246.49                14.58
96%  to 100%                              98                  4,979,448.92                 1.54
-----------------------------------------------------------------------------------------------------------
TOTAL                                  8,394               $324,163,208.88               100.00%
-----------------------------------------------------------------------------------------------------------



CUT-OFF DATE CONTRACT RATE

---------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
                                      Number of         Aggregate Principal           (by Outstanding
    Asset Rate                        Contracts         Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
 7.001  to  8.000                           20               $1,586,117.07                 0.49%
 8.001  to  9.000                          133                9,102,406.56                 2.81
 9.001  to 10.000                        1,007               39,866,610.64                12.30
10.001  to 11.000                        1,044               52,494,952.84                16.19
11.001  to 12.000                        1,465               65,221,914.22                20.12
12.001  to 13.000                        1,605               62,378,227.15                19.24
13.001  to 14.000                        1,497               49,345,952.41                15.22
14.001  to 15.000                          970               28,353,993.62                 8.75
15.001  to 16.000                          437               11,486,428.32                 3.54
16.001  to 17.000                          153                3,171,246.51                 0.98
17.001  to 18.000                           51                  917,720.53                 0.28
18.001  to 19.000                           10                  207,171.72                 0.06
19.001  to 20.000                            2                   30,467.29                 0.01
-----------------------------------------------------------------------------------------------------------
TOTAL                                    8,394             $324,163,208.88               100.00%
-----------------------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


REMAINING MONTHS TO MATURITY

----------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
                                      Number of         Aggregate Principal           (by Outstanding
Range of Remaining Term               Contracts         Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
120 months or less                       299                 $5,201,312.37                 1.60%
121  -   156                              40                    841,815.49                 0.26
157  -   180                           1,094                 27,456,252.04                 8.47
181  -   240                           2,725                 90,604,950.59                27.95
241  -   300                           1,868                 66,302,232.17                20.45
301  -   360                           2,368                133,756,646.22                41.26
----------------------------------------------------------------------------------------------------------
TOTAL                                  8,394               $324,163,208.88               100.00%
----------------------------------------------------------------------------------------------------------



ORIGINAL TERM DISTRIBUTION

----------------------------------------------------------------------------------------------------------
                                                                                     Percentage of Total
                                      Number of         Aggregate Principal           (by Outstanding
Range of Original Term                Contracts         Balance Outstanding          Collateral Balance)
----------------------------------------------------------------------------------------------------------
120 months or less                       299                 $5,201,312.37                 1.60%
121  to   156                             40                    841,815.49                 0.26
157  to   180                          1,094                 27,456,252.04                 8.47
181  to   240                          2,725                 90,604,950.59                27.95
241  to   300                          1,868                 66,302,232.17                20.45
301  to   360                          2,368                133,756,646.22                41.26
----------------------------------------------------------------------------------------------------------
TOTAL                                  8,394               $324,163,208.88               100.00%
----------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.

BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-A
$[285,263,000] (APPROXIMATE)
--------------------------------------------------------------------------------


                                            MHP PREPAYMENT SENSITIVITIES

                                     0% MHP                75% MHP               100% MHP
                                     ------                -------               --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A                 14.67      02/26        8.76      09/20       7.61      03/19
        Class M-1               21.86      02/26       15.59      09/20      13.90      03/19
        Class M-2               21.86      02/26       15.59      09/20      13.90      03/19

        TO MATURITY
        Class A                 14.91      01/30        9.18      09/28       8.02      09/27
        Class M-1               22.44      10/29       16.61      09/27      14.91      07/26
        Class M-2               22.42      07/29       16.56      12/26      14.85      08/25


                                    180% MHP               225% MHP              325% MHP
                                    --------               --------              --------
                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A                  5.05      05/14        4.00      04/12       2.55      02/09
        Class M-1                9.92      05/14        8.93      04/12       7.31      02/09
        Class M-2                9.92      05/14        8.93      04/12       7.31      02/09

        TO MATURITY
        Class A                  5.46      11/23        4.34      05/21       2.68      12/16
        Class M-1               11.01      06/22       10.17      04/20       8.87      08/16
        Class M-2               10.94      04/21       10.11      05/19       8.82      11/15



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or JP Morgan. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and JP Morgan make no representations that the above referenced security will actually perform as described in any scenario presented.